UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2016

TRITON INTERNATIONAL LIMITED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Bermuda	001-37827	98-1276572
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street Hamilton HM 12, Bermuda
(Address of Principal Executive Offices, including Zip Code)

Telephone: (441) 295-2287
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Triton International Limited (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Current Report on Form 8-K filed on November 10, 2016 (the “Original Form 8-K”) in order to correct errors in the press release announcing results of operations for the quarter ended September 30, 2016, which was issued by the Company on November 10, 2016 and attached as Exhibit 99.1 to the Original Form 8-K (the “Original Earnings Release”).
In the Original Earnings Release, while the Net (loss) income was correctly reported, the Net (loss) income per share shown on the financial results table and in the Consolidated Statements of Operations was incorrect for the three and nine months ended September 30, 2016. The Company’s calculation of the weighted average number of shares outstanding incorrectly reflected the share count following the combination of Triton Container International Limited and TAL International Group, Inc. as outstanding for the entire three and nine month periods rather than using the pre-combination share count prior to the close of the transaction on July 12, 2016 and the post-combination count for the period after that. In addition, while basic earnings per share for the three and nine months ended September 30, 2015 were correct, diluted earnings per share for these periods were incorrect.
The Company also identified a balance sheet classification error in the Original Earnings Release and corrected this by adjusting the balance sheet line “Fair value of derivative instruments” with an offset to “Accumulated other comprehensive loss,” and “Net deferred income tax liability.”
In the Original Earnings Release, the Company also incorrectly overstated by approximately 59,000 the total shares listed as issued and outstanding at September 30, 2015 on the Consolidated Balance Sheets.
A corrected version of the Original Earnings Release is furnished with this report as Exhibit 99.1. The information in this Current Report on Form 8-K/A, including the attached exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

99.1        Press release issued by Triton International Limited dated November 10, 2016, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triton International Limited

Dated: November 14, 2016	By:	/s/ John Burns
	Name:	John Burns
	Title:	Senior Vice President and Chief Financial Officer